UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 10, 2011

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 10, 2011, the board of directors (the “Board”) of PlainsCapital Corporation (the “Company”) approved the First Amendment to PlainsCapital Corporation 2009 Long-Term Incentive Plan (the “Amendment”). The Amendment changes the date on which automatic grants of restricted shares of common stock of the Company are made to outside directors each year under the PlainsCapital Corporation 2009 Long-Term Incentive Plan (the “Plan”) from the first trading day of the year to the date of the Company’s annual shareholder meeting that occurs in each year. Such automatic grants provide for the issuance of restricted shares of common stock having a fair value of $15,000 to each outside director on such date.

On July 16, 2009, the Board approved the forms of Incentive Stock Option Agreement (the “ISO Agreement”), Nonqualified Stock Option Agreement (the “NSO Agreement”) and Restricted Stock Award Agreement (the “Restricted Stock Agreement”) for awards under the Plan.

Incentive Stock Option Agreement

The ISO Agreement is for use by the Company in connection with the grant of incentive options (“Incentive Options”) to purchase shares of common stock under the Plan. The number of shares of common stock that may be purchased upon exercise, exercise price per share and vesting schedule of each Incentive Option will be determined by the Board or a committee thereof on a grant-by-grant basis. The vested portion of an Incentive Option may be exercised at any time during a ten-year period beginning on the grant date, or five-year period for awards to a 10% or more shareholder of the Company. In the event of the recipient’s death, termination of employment or service with the Company due to total and permanent disability, or a change of control of the Company, the unvested portion of the Incentive Option automatically accelerates and becomes fully vested. On the date the recipient ceases to serve as an employee or director of the Company (“Termination”), any unvested portion of an Incentive Option terminates. Any vested but unexercised portion of an Incentive Option terminates on the earliest of: (i) the termination date listed in the grant agreement, (ii) twelve months following the date of the recipient’s Termination due to death or total and permanent disability and (iii) three months following the date of the recipient’s Termination other than for death, total and permanent disability or “cause.” Any unvested portion of an Incentive Option will terminate immediately upon the recipient’s Termination for “cause.” The Incentive Options are intended to be “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended.

Nonqualified Stock Option Agreement

The NSO Agreement is for use by the Company in connection with the grant of nonqualified options (“Nonqualified Options”) to purchase shares of common stock under the Plan. The number of shares of common stock that may be purchased upon exercise, price per share and vesting schedule of each Nonqualified Option will be determined by the Board or a committee thereof on a grant-by-grant basis. The vested portion of a Nonqualified Option may be exercised at any time during a ten-year period beginning on the grant date. The unvested portion of a Nonqualified Option immediately becomes fully vested and exercisable in the event of a change of control of the Company where the Nonqualified Option is not assumed by, or substituted for a comparable nonqualified option of, the surviving company. Any unvested portion of a Nonqualified Option terminates upon the date of the recipient’s Termination. Any vested but unexercised portion of a Nonqualified Option terminates upon the earliest of: (i) the termination date listed in the grant agreement, (ii) twelve months following the date of the recipient’s Termination due to death or total and permanent disability, (iii) the elapse of the period of time specified in the grant agreement following the date of the recipient’s Termination other than for death, total and permanent disability or “cause” and (iv) the date of the recipient’s Termination for “cause.”

Restricted Stock Award Agreement

The Restricted Stock Agreement is for use by the Company in connection with the grant of restricted shares of common stock under the Plan. The number of restricted shares of common stock that may be awarded and vesting schedule will be determined by the Board or a committee thereof on a grant-by-grant basis. The Board or a committee thereof may also, in its discretion, provide for the accelerated vesting of any unvested restricted common stock upon a change of control of the Company. Any unvested shares of restricted common stock are forfeited immediately upon the recipient’s Termination. The Company may, in its sole discretion, pay to the recipient the lesser of the total consideration paid by the recipient for such forfeited shares and the fair market value of such shares on the date of the recipient’s Termination.

Restricted Stock Unit Award Agreement

On November 3, 2011, the Compensation Committee of the Board approved the form of Restricted Stock Unit Award Agreement (the “RSU Agreement”) for use by the Company in connection with awards of restricted stock units (“Restricted Stock Units”) under the Plan. The RSU Agreement provides for the grant of Restricted Stock Units consisting of the right to receive, upon the vesting date of such Restricted Stock Units, one share of common stock for each vested Restricted Stock Unit. Restricted Stock Units vest in full on the fifth anniversary of their grant date or the earlier date of a change of control of the Company or death of the recipient; provided that the recipient is employed by, or serves, the Company on such date. A pro rata portion of the Restricted Stock Units vest upon the recipient’s retirement from the Company or total and permanent disability.

The foregoing description of the Amendment, ISO Agreement, NSO Agreement, Restricted Stock Agreement and RSU Agreement are qualified in their entirety by the full text of such agreements, which are incorporated herein by reference and filed as exhibits hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	First Amendment to PlainsCapital Corporation 2009 Long-Term Incentive Plan.

10.2	Form of Incentive Stock Option Agreement under the 2009 Long-Term Incentive Plan.

10.3	Form of Nonqualified Stock Option Agreement under the 2009 Long-Term Incentive Plan.

10.4	Form of Restricted Stock Award Agreement under the 2009 Long-Term Incentive Plan.

10.5	Form of Restricted Stock Unit Award Agreement under the 2009 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: November 10, 2011	By:	/s/ John A. Martin
	Name:	John A. Martin
	Title:	Executive Vice President, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

10.1	First Amendment to PlainsCapital Corporation 2009 Long-Term Incentive Plan.

10.2	Form of Incentive Stock Option Agreement under the 2009 Long-Term Incentive Plan.

10.3	Form of Nonqualified Stock Option Agreement under the 2009 Long-Term Incentive Plan.

10.4	Form of Restricted Stock Award Agreement under the 2009 Long-Term Incentive Plan.

10.5	Form of Restricted Stock Unit Award Agreement under the 2009 Long-Term Incentive Plan.